UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 27, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or otherjurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This amendment No. 2 to our Current Report on Form 8-K is being filed to amend Item 9.01 of this Current Report on Form 8-K to include the financial statements of the business acquired.
Item 2.01 Completion Of Acquisition Or Disposition Of Assets
Sale and Purchase Agreement to Acquire China Focus Channel Development Co. Limited
     On January 27, 2006, pursuant to a Sale and Purchase agreement (the “Purchase Agreement”) dated November 22, 2005 by and among Sun New Media, Inc. (“the “Company”), Yang Qi, Mao Quan Yi and Wu Bing Wei (collectively, the “Sellers”), the Company acquired 100% of the issued and outstanding shares of China Focus Channel Development Co. Limited (“Focus”) in exchange for 14,900,000 shares of the Company’s common stock. The main business assets of Focus are marketing and channel management services operated under a PRC company, Suizhou Focus Channel Development Ltd (“SFC”).
     The terms of the Purchase Agreement also provide that the Company will issue an additional 2,000,000 shares of its common stock upon the occurrence of each of the following events: a) the audited net profits after tax of SFC are at least $4.5 million for the fiscal year ending December 31, 2006; b) the audited net profits after tax of SFC are at least $5.0 million for the fiscal year ending December 31, 2007; and the audited net profits of SFC for the fiscal year ending January 1, 2008 are at least $5.5 million. In the event that the audited net profits are less than the targeted amounts for each such fiscal year, the Sellers shall either deliver to the Company the cash value of the shortfall, or forfeit their rights to receive the shares of the Company’s common stock.
     Under the terms of the Purchase Agreement, the business and assets of Hubei Zhengyuan Trade Development Ltd., a PRC company, are included in the assets to be acquired by the Company in the transaction. The parties have entered into a supplemental agreement providing a 90-day period from closing to satisfy this condition.
     A finder’s fee, payable in shares of the Registrant’s common stock, also became due upon the closing of the transactions contemplated by the Purchase Agreement.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
     In connection with the transaction described in Item 2.01 of this Current Report on Form 8-K, within 30 days of January 27, 2006, the Registrant shall issue to the Sellers an aggregate of 14,900,000 shares of its common stock in exchange for all of the issued and outstanding shares of Focus. The Company may issue up to an aggregate of 6,000,000 shares based upon the achievement of the milestones describe in Item 2.01 above.
     In addition, upon the closing of the transaction described in item 2.01 of this Current Report on Form 8-K, the Registrant became obligated to issue an aggregate of 2,000,000 shares of its Common Stock in payment of a finder’s fee that became payable upon the consummation of the transaction.
     All of the foregoing issuances were made by the Registrant pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)     Financial Statements of Business Acquired
Focus financial year-end is March 31st.
Focus’s audited financial statements from inception November 10, 2005 to December 31, 2005 immediately follow:
Audited Financial Statements
China Focus Channel Development Co. Limited
(A development stage company)
Period from November 10, 2005 (date of incorporation)
to December 31, 2005

China Focus Channel Development Co. Limited
(A Development Stage Company)
Index to Consolidated Financial Statements
For the period from November 10, 2005 (date of incorporation) to December 31, 2005

[PKF Accountants & Business Advisers Letterhead]
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
China Focus Channel Development Co. Limited
(A Development Stage Company)
We have audited the accompanying balance sheet of China Focus Channel Development Co. Limited as of December 31, 2005 and the related consolidated statement of operations, changes in stockholders’ equity, and cash flows for the period from November 10, 2005 to December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the China Focus Channel Development Co. Limited as of December 31, 2005 and the results of its operations and its cash flows for the period from November 10, 2005 (date of incorporation) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.
/s/PKF
PKF
Certified Public Accountants
Hong Kong
February 10, 2006

China Focus Channel Development Co. Limited
(A Development Stage Company)
Consolidated Balance Sheet
As of December 31, 2005

US$

ASSET
Current Asset
Cash and cash equivalents	5,010,974

Total asset	5,010,974

LIABILITY AND STOCKHOLDERS’ EQUITY
Current Liability
Other creditor and accruals	10,697

Total liability	10,697

Stockholder’s equity
CAPITAL STOCK
Common stock; US$0.129 par value
- 10,000 shares authorized
- 100 shares issued and outstanding	13
Additional paid-in capital (Note 3)	5,010,961
Deficit accumulated during development stage	(10,697)

Total stockholders’ equity	5,000,277

Total liability and stockholders’ equity	5,010,974

The accompanying notes are an integral part of these consolidated financial statements.

China Focus Channel Development Co. Limited
(A Development Stage Company)
Consolidated Statement of Operations
For the period from November 10, 2005 (date of incorporation) to December 31, 2005

		US$

Operating revenue		—

Operating expenses
Formation expenses		361
General and administrative expenses		10,336

Total operating expenses		10,697

Loss before income tax		(10,697)
Income tax (Note 4)		—

Net loss		(10,697)

Weighted average number of shares – basic and diluted		100

Net loss per share – basic and diluted	US$	(106.97)
The accompanying notes are an integral part of these consolidated financial statements.

China Focus Channel Development Co. Limited
(A Development Stage Company)
Consolidated Statement of Changes in Stockholders’ Equity
For the period from November 10, 2005 (date of incorporation) to December 31, 2005

	Common shares			Deficit
				accumulated
			Additional	during the
	Number of		paid-in	development
	shares	Amount	capital	stage	Total
		US$	US$	US$	US$

Issuance of common stock on November 10, 2005	100	13	—	—	13

Contribution from stockholders (Note 3)	—	—	5,010,961	—	5,010,961

Net loss	—	—	—	(10,697)	(10,697)

Balance, December 31, 2005	100	13	5,010,961	(10,697)	5,000,277

The accompanying notes are an integral part of these consolidated financial statements.

China Focus Channel Development Co. Limited
(A Development Stage Company)
Consolidated Statement of Cash Flows
For the period from November 10, 2005 (date of incorporation) to December 31, 2005

US$

Cash flows from operating activities

Net loss	(10,697)
Changes in assets and liabilities
Other creditor and accruals	10,697

Net cash used in operating activities	—

Cash flows from financing activities
Issuance of common stock	13
Contribution from stockholders	5,010,961

Net cash provided by financing activities	5,010,974

Net increase in cash and cash equivalents and cash and cash equivalents at end of period	5,010,974

Supplemental disclosures for cash flow information:
Cash paid for:
Interest	—
Income tax	—

The accompanying notes are an integral part of these consolidated financial statements.

China Focus Channel Development Co. Limited
(A Development Stage Company)
Notes to Consolidated Financial Statements
For the period from November 10, 2005 (date of incorporation) to December 31, 2005

1.	ORGANIZATION AND NATURE OF BUSINESS

China Focus Channel Development Co. Limited (the “Company”) was incorporated in Hong Kong on November 10, 2005 as a limited liability company. It has an authorized share capital of Hong Kong Dollars (“HK$”) 10,000 comprising 10,000 shares of common stock with par value of HK$1 each. 100 shares were issued for cash to the Company’s stockholders on the date of incorporation.

The Company is the primary beneficiary of Suizhou China Focus Channel Development Limited (“SFC”), which is considered as a variable interest entity (“VIE”) of the Company. SFC was established in the People’s Republic of China (the “PRC”) on December 23, 2005 and has a registered capital of Renminbi (“RMB”) 40,000,000. The Company and SFC are collectively referred to as the “Group” thereafter.

The Company is a development stage enterprise and has not yet generated any revenue during the current period of review. During the reporting period, the sole activities of the Company were organizing, developing a business plan and completed the aforesaid establishment of SFC.

The Group will be principally engaged in the provision of third party channel management internet software systems for consumer products companies in the PRC. To comply with the PRC laws and regulations, the services will be provided via SFC.

2.	BASIS OF CONSOLIDATION AND PRESENTATION

(a)	Principles of consolidation
The consolidated financial statements include the financial statements of the Company and SFC. All material inter-company balances and transactions have been eliminated in the consolidation. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).
The Group has adopted FASB Interpretation No. 46R (“FIN 46R”) “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” to account for its VIE. FIN 46R requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns.

2.	BASIS OF CONSOLIDATION AND PRESENTATION (CONTINUED)

(a) Principles of consolidation (continued)
SFC is wholly owned by the Company’s stockholders and its capital are funded by the Company and recorded as interest-free loans to the stockholders. These loans were eliminated with the capital of SFC during consolidation. Under various contractual agreements, the Company’s stockholders are required to transfer their ownership in SFC to the Company or to designees of the Company at any time for the amount of loans outstanding. All voting rights of SFC are assigned to the Company and the Company has the right to appoint all directors and senior personnel management of SFC. The Company has also entered into an exclusive consulting service agreement with SFC under which the Company provides consulting and other services to SFC in exchange for all net income of SFC. In addition, the Company’s stockholders have pledged their shares in SFC as collateral for the non-payment of loans due to the Company. In view of the above, SFC is considered as the Company’s VIE. As of December 31, 2005, the amount of interest-free loans to the Company’s stockholders was approximately USD 5 million.
The Company consolidated SFC commencing from the date of establishment of SFC.
(b) Use of estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements and related disclosures. Although these estimates are based on management’s best knowledge of current events and action that the Company may take in the future, actual results could differ from these estimates.
(c) Foreign currency translation
The Group’s functional currency is RMB. Gains and losses resulting from foreign currency transactions are included in the statement of operations. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates at the balance sheet date. All such exchange gains and losses are included in the statement of operations.
For financial reporting purposes, RMB has been translated into United States dollars (“US$”) as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at period end. Income statement accounts are translated at the average rate of exchange prevailing during the period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income – foreign currency translation adjustments”
(d) Financial instruments
The Company’s financial instruments include cash and cash equivalents and other creditors. The fair values of these financial instruments approximate their carrying values due to the short-term maturity of the instruments.

2.	BASIS OF CONSOLIDATION AND PRESENTATION (CONTINUED)

(e) Income taxes
The Company follows the liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards No. 109. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in statement of operations in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize the future benefit, or if the future deductibility is uncertain.
(f) Cash and cash equivalents
Cash and cash equivalents are short-term, highly liquid investments with original maturities of three months or less.
3.	ADDITIONAL PAID-IN CAPITAL

The amount represents the contribution from the Company’s stockholders of US$5,010,961 (equivalent to RMB 40 million) used as capital injection in SFC.

4.	INCOME TAX

No provision for income tax is made as the Company and its VIE have no assessable profits throughout the current period.

A reconciliation of income tax at statutory rate is as follows:

US$
Loss before income taxes	(10,697)

Expected benefit at Hong Kong profits tax rate of 17.5%	(1,872)
Expenses not deductible for tax purposes	1,872

Income tax	—

5.	RELATED PARTIES TRANSACTIONS

Apart from the contribution received from the Company’s stockholders as referred to in note 3 to the consolidated financial statements, the Group had not other significant transactions with its related parties during the period.

6.	SUBSEQUENT EVENT

On January 27, 2006, pursuant to the sale and purchase agreement dated November 22, 2005 by and among Sun New Media, Inc (“SNMD”) and the Company’s stockholders, SNMD acquired 100% of the issued and outstanding shares of the Company in exchange for 14,900,000 shares of its common stock.

SNMD is a Minnesota corporation with its common stock quoted on the OTC Bulletin Board in the United States of America.

(b)	Pro Forma Financial Statements

The acquisition of all the issued and outstanding shares of Focus is described as a “purchase acquisition”.

The accompanying pro forma condensed consolidated financial statements are provided for informational purposes only. The Pro Forma Consolidated Balance Sheet and Pro Forma Combined Statement of Operations are unaudited and are not necessarily indicative of the consolidated financial position which actually would have occurred if the above transaction had been consummated on December 31, 2005, nor does it purport to present the operating results that would be achieved for future periods. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with the audited and unaudited financial statements included elsewhere in Form 8-K and the Registrant’s latest Form 10-QSB filed on February 22, 2006.

The Unaudited Pro-Forma Consolidated Financial Statement reflect financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of China Focus Channel Development Co. Limited (“Focus”) in exchange for 14.9 million shares of common stock of the Company.

The acquisition is to be recorded as a purchase acquisition. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Form 8-K.

Unaudited Pro Forma Consolidated Balance Sheet

The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on December 31, 2005. Focus was a development stage company from its inception (November 10, 2005) to December 31, 2005.

Unaudited Pro Forma Consolidated Statement of Operations

The Pro-Forma Combined Statement of Operations give effect to the above transaction as if it occurred on the earliest date of the period presented, i.e., June 6, 2005.

SUN NEW MEDIA INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)

	SNMD	Focus
	(as at Dec 31,	(as at Dec 31,			Pro-forma
	2005)	2005)	Adjustments		Consolidated
	US$	US$	US$		US$

ASSETS
Current Assets
Cash and bank balances	1,128,975	5,010,974	—		6,139,949
Accounts receivable	57,437	—	—		57,437
Other debtor, deposits and prepayments	379,163	—	—		379,163
Amounts due from related parties	2,802	—	—		2,802
Amounts due from stockholder	56,748	—	—		56,748

Total current assets	1,625,125	5,010,974	—		6,636,099

Plant and equipment	7,290	—	—		7,290
Clearing broker deposit	36,980	—	—		36,980
Intangible assets	—	—	29,515,000	(2)	29,515,000

Total Assets	1,669,395	5,010,974	29,515,000		36,195,369

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	93,981	—	—		93,981
Other payables and accruals	414,828	10,697	—		425,525
Amounts due to parent company	163,770	—	—		163,770
Amounts due to related parties	1,500	—	—		1,500
Convertible note	918,000	—	—		918,000

Total current liabilities	1,592,079	10,697	—		1,602,776

STOCKHOLDERS’ EQUITY
Capital stock	645,869	13	(13	)(1)	794,869

			149,000	(1)
Additional paid-in capital	127,675	5,010,961	4,985,377	(1)	34,493,952
			(5,010,961	)(1)
			(134,100	)(1)
			29,515,000	(2)
Accumulated deficit	(696,228)	(10,697)	10,697	(1)	(696,228)

Total stockholder’s equity	77,316	5,000,277	29,515,000		34,592,593

Total liabilities and stockholders’ equity	1,669,395	5,010,974	29,515,000		36,195,369

SUN NEW MEDIA INC.
NOTES TO THE PRO-FORMA CONSOLIDATED BALANCE SHEET
(Unaudited)
1.	The acquisition of Focus has been accounted for as a purchase acquisition. The acquisition is recorded at the fair value of the net assets of the Company, which prior to the acquisition approximates book value of $77,316. SNMD issued 14,900,000 million shares for the acquisition of Focus.
2.	Intangible assets represent agreement with producers and distribution network in accordance with Statement of Financial Standards No. 141 (“SFAS 141”), Business Combinations.

SUN NEW MEDIA INC.
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

				(Audited)
			Pro-forma	SNMD
	SNMD	Focus	Consolidated	Jun 6, 2005
	Oct 1, 2005 to	Nov 10, 2005 to	Oct 1, 2005 to	to Sep 30,
	Dec 31, 2005	Dec 31, 2005	Dec 31, 2005	2005
	US$	US$	US$	US$
			(Note 1)	(Note 2)

REVENUES	182,114	—	182,114	27,358

Cost of revenues	91,785	—	91,785	18,723

Gross Profit	90,329	—	90,329	8,635

Other income	7,180	—	7,180	—

OPERATING EXPENSES
General and administrative	75,753	10,336	86,089	10,446
Finders’ fee	—	—	—	55,000
Formation expense	—	361	361	—
Management fees and salaries	188,344	—	188,344	6,492
Professional fees	195,639	—	195,639	32,638

Total operating expenses	459,736	10,697	470,433	104,576

Operating loss before income taxes	(362,227)	(10,697)	(372,924)	(95,941)
Income tax expenses	—	—	—	—

Net Loss	(362,227)	(10,697)	(372,924)	(95,941)

Loss per share:
Weighted average number of shares outstanding
Basic and diluted	64,518,537		64,518,537	15,398,259

Net loss per share of common stock
Basic and diluted	(0.01)		(0.01)	(0.01)

SUN NEW MEDIA INC.
NOTES TO THE PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
1.	No proforma adjustment is required.

2.	As Focus was incorporated on November 10, 2005, the Pro Forma Consolidated Statement of Operations for the period ended September 30, 2005 is the same as the Consolidated Statement of Operations of the Company included in its Form 10-KSB filed on January 13, 2006.

     (d) Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated November 22, 2005 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on November 25, 2005)

23.1	Consent of Independent Certified Public Accountants of China Focus Channel Development Co. Limited

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 13, 2006

SUN NEW MEDIA INC.
By:	/s/Frank Zhao
Frank Zhao, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated November 22, 2005 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on November 25, 2005)

23.1	Consent of Independent Certified Public Accountants of China Focus Channel Development Co. Limited